UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2008

NATIONAL TECHNICAL SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

California _________________________ (State or Other Jurisdiction of Incorporation)	0-16438 ________________________ (Commission File Number)	95-4134955 ___________________________ (IRS Employer Identification No.)
24007 Ventura Boulevard, Suite 200 Calabasas, California ___________________________________ (Address of Principal Executive Offices)		91302 _____________ Zip Code

(818) 591-0776
_______________________________________________
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 4, 2008, the board approved an amendment to Section 8.4 "CERTIFICATES FOR SHARES" of our bylaws to include the following language at the end of that section:

If the shares of the corporation are classified, or if any class of shares has two or more series, there shall appear on the certificate one of the following: (i) a statement of the rights, preferences, privileges, and restrictions granted to or imposed upon each class or series of shares authorized to be issued and upon the holders thereof; (ii) a summary of rights, preferences, privileges, and restrictions with reference to the provisions of the articles of incorporation and any certificates of determination establishing the same; or (iii) a statement setting forth the office or agency of the corporation from which shareholders may obtain, upon request and without charge, a copy of the statement referred to in (i) above.

There shall also appear on the certificate the following statements (if applicable): (i) that the shares are subject to restrictions upon transfer; (ii) if the shares are assessable or are not fully paid, that they are assessable or, on partly paid shares, the total amount of the consideration to be paid and the amount previously paid; (iii) that the shares are subject to a close corporation voting agreement, or an irrevocable proxy, or restrictions upon voting rights contractually imposed by the corporation; (iv) that the corporation is a close corporation, whose shareholders of record cannot exceed a specified amount; (v) that the shares are redeemable; and (vi) that the shares are convertible and the period for conversion. Any statement on the face of the certificate required by this paragraph shall be conspicuous.

When the corporation’s articles of incorporation are amended in any way affecting the statements contained in the certificates for outstanding shares, or it becomes desirable for any reason, in the discretion of the Board of Directors, to cancel any outstanding certificate for shares and issue a new certificate therefor conforming to the rights of the holder, the Board of Directors may order any holders of outstanding certificates for shares to surrender and exchange them for new certificates within a reasonable time to be fixed by the Board of Directors.

Notwithstanding anything contained in this Article VIII, Section 8.4 to the contrary, the corporation may adopt, in accordance with Section 416(b) of the California General Corporation Law, a system of issuance, recordation, and transfer of its shares by electronic or other means not involving any issuance of certificates.

The amendment is effective as of December 4, 2008.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 3.2         Amendment to Section 8.4 of the Bylaws of National Technical Systems, Inc. effective December 4, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2008	National Technical Systems, Inc. By: /s/ Raffy Lorentzian Name: Raffy Lorentzian Title: Senior Vice President Chief Financial Officer